UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT,
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (Date of Earliest Event Reported):
                     September 27, 2002 (September 25, 2002)

                             clickNsettle.com, Inc.
               (Exact Name of Registrant as Specified in Charter)

           Delaware                      0-21419                  25-2753988
(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
       of Incorporation)                                     Identification No.)

                             1010 Northern Boulevard
                           Great Neck, New York 11021
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (516) 829-4343

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                         Index to Current Report on Form
                            8-K of clickNsettle.com,
                                      Inc.
                               September 27, 2002

Item                                             Page

Item 5. Other Events                              3


        Signatures                                4


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

Item 5. Other Events.

On September 25, 2002, clickNsettle.com, Inc. ("the Company") received a letter from Nasdaq Listing Qualifications indicating that the Company's common stock has not maintained a minimum market value of publicly held shares of $1,000,000 as required. The Company is being provided 90 calendar days, or until December 24, 2002, to regain compliance. If, at anytime before December 24, 2002, the market value of its publicly held shares is $1,000,000 or more for a minimum of 10 consecutive trading days, the Company will regain compliance. If compliance cannot be demonstrated by December 24, 2002, the Company's securities will be delisted. At that time, the Company may appeal Nasdaq's determination to a Listing Qualifications Panel. However, there can be no assurance the Panel will grant the Company's request for continued listing.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.


                                               clickNsettle.com, Inc.


                                               By: /s/ Roy Israel
                                                  ------------------------------
                                               Name:  Roy Israel
                                               Title: Chief Executive Officer
                                                        and President


                                               By: /s/ Patricia Giuliani-Rheaume
                                                  ------------------------------
                                               Name:  Patricia Giuliani-Rheaume
                                               Title: Chief Financial Officer
                                                        and Vice President


Date: September 27, 2002

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